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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                            ------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   August 18, 1998
                                                   ------------------

                                Mediconsult.com, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

   Delaware                       000-29282                    84-1341886
---------------               -----------------             ----------------
(State or other               (Commission File              (I.R.S. Employer
jurisdiction of               Number)                       Identification
incorporation)                                              Number)

  33 Reid Street, 4th Floor,   Hamilton HM 12   Bermuda
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          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:     (441) 296-0736
                                                       -----------------


         --------------------------------------------------------------------
            (Former name or former address, if changed since last report)





                   Exhibit Index on Sequentially Numbered Page  4
                                                               ---


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                         INFORMATION TO BE INCLUDED IN REPORT


     ITEM 5.  OTHER EVENTS.

     Each of the Registrant's press release dated August 19, 1998 and Letter of Intent dated August 18, 1998 is filed herewith as exhibits 20.1 and 20.2, respectively, and each is incorporated herein by reference.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               20.1      Press release of Registrant dated August 19, 1998.

               20.2      Letter of Intent dated as of August 18, 1998.


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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDICONSULT.COM, INC.
                                           (Registrant)


                                   By:   /s/ Robert Jennings,
                                        ------------------------------
                                         Robert Jennings, President





Dated:    September 1, 1998


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                                    EXHIBIT INDEX



                                                            Sequentially
     Exhibit                                                Numbered Page
     -------                                                -------------

20.1      Press release of Registrant dated
          August 19, 1998.                                            5


20.2      Letter of Intent dated August 18, 1998.                     8


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